UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2012

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As further described below, on May 9, 2012, the stockholders of Regal Entertainment Group (the “Company”) approved amendments to the Company’s 2002 Stock Incentive Plan, as amended (the “Incentive Plan”), to increase the number of Class A common stock authorized for issuance under the Incentive Plan by a total of 5,000,000 shares and extend the term of the Plan to May 9, 2022.  The amendments to the Incentive Plan were filed as part of Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 20, 2012 and the full text of the Incentive Plan, as so amended, is incorporated herein and as Exhibit 10.1 hereto, by reference thereto.

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 9, 2012, the Company held its Annual Meeting of Stockholders (the “Meeting”).  The total number of shares of the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 146,275,377.  The combined voting shares of the Company’s Class A and Class B common stock, voting as a single class, represent 94.20% of the 155,269,683 shares issued and outstanding and entitled to vote at the Meeting.  The Company’s Class A Common Stock is entitled to one vote per share, while the Company’s Class B common stock is entitled to ten votes per share.  The total number of votes represented by the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 359,653,128.  The combined votes of the Company’s Class A and Class B common stock, voting as a single class, represent 97.56% of the 368,647,434 total votes outstanding and entitled to vote at the Meeting.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set out below.

Proposal 1                        Election of Class I Directors

The stockholders elected all three director nominees at the Meeting to serve as Class I directors until the Annual Meeting of Stockholders in 2015.  The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Charles E. Brymer	336,656,164	5,311,200	17,685,764
Michael L. Campbell	340,159,976	1,807,388	17,685,764
Alex Yemenidjian	341,279,738	687,626	17,685,764

Proposal 2        Advisory Vote on the Compensation of Named Executive Officers

The stockholders approved the compensation of our Named Executive Officers.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non-Votes
341,259,164	610,660	97,540	17,685,764

Proposal 3        Ratification of the Selection of our Independent Registered Public Accounting Firm

The stockholders ratified the selection of KPMG LLP as the Company’s Independent Registered Public Accounting firm for the fiscal year ending December 27, 2012.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain
359,462,311	166,017	24,800

Proposal 4        Amendments to the 2002 Stock Incentive Plan

The stockholders approved the amendments to the Incentive Plan to increase the number of Class A common stock authorized for issuance by a total of 5,000,000 shares and extend the term to May 9, 2022.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non-Votes
299,004,048	42,910,009	53,307	17,685,764

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit Description
	10.1	2002 Stock Incentive Plan of the Company, as amended (incorporated herein by reference from Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the Commission on April 20, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 10, 2012	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	2002 Stock Incentive Plan of the Company, as amended (incorporated herein by reference from Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the Commission on April 20, 2012).